Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events	Subsequent eventsIn July 2023, our Board of Directors approved a share repurchase program authorizing total repurchases of up to $500 million of AerCap ordinary shares through December 31, 2023. Repurchases under the program may be made through open market purchases or privately negotiated transactions in accordance with applicable U.S. federal securities laws. The timing of repurchases and the exact number of ordinary shares to be purchased will be determined by the Company's management, in its discretion, and will depend upon market conditions and other factors. The program will be funded using the Company's cash on hand and cash generated from operations. The program may be suspended or discontinued at any time.